UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2005

Cross Country Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

(561) 998-2232

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

(a) On May 9, 2005, Cross Country Healthcare, Inc. (“the Company”) issued a press release announcing results for the quarter ended March 31, 2005, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) Director Resignation

Eric T. Fry submitted his resignation from the Board of Directors of the Company, effective May 12, 2005. Mr. Fry had served on the Board of Directors since April 2004, as well as the Compensation Committee and the Nominating Committee. Mr. Fry had no disagreements with management of the Company. The Company does not currently intend to fill this vacancy.

Since October 2004, Mr. Fry has been a Managing Director of Metalmark Capital LLC, an independent private firm established by the former principals of Morgan Stanley Capital Partners. Prior to joining Metalmark Capital, he was a Managing Director of Morgan Stanley Private Equity and Morgan Stanley & Co. Incorporated from 2001 through October 2004. Pursuant to the terms of a stockholders agreement with the Company, dated as of October 29, 1999 and amended August 23, 2001, Morgan Stanley Dean Witter Capital Partners IV, L.P. and its related investment funds (collectively, “MSDWCP”) and Morgan Stanley Venture Partners III, L.P. and its related investment funds (collectively, “MSVP”) had the right to designate two directors for nomination to the Company’s Board of Directors. Upon reducing their initial ownership in the Company by more than 90% of their holdings as calculated prior to the Company’s initial public offering, MSDWCP and MSVP are no longer entitled to nominate two directors to the Company’s Board of Directors. On April 14, 2005, MSCWCP and MSVP sold 4,172,868 shares of the Company’s common stock to Citigroup, thereby reducing their initial ownership in the Company by more than 90% of their holdings prior to the Company’s initial public offering.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	Press Release issued by the Company on May 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

By:	/s/ JOSEPH A. BOSHART
Name:	Joseph A. Boshart
Title:	President and Chief Executive Officer

Dated: May 13, 2005

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Item 2.02 Results of Operations and Financial Condition.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 9.01 Financial Statements and Exhibits.